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    UNTIED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
                                   FORM  8-K
                                 CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report:   June 9, 1999


                     WHOLESALE AUTO RECEIVABLES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      33-50323                 38-3082709
-------------------------------     ----------------       --------------------
(State or other jurisdiction of         Commission           (I.R.S. Employer
 incorporation or organization)         File Number         Identification No.)

Corporate Trust Center
1209 Orange Street, Washington, DE                       19801
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   302-658-7851
                                                     ------------


Items 1-6.     Not Applicable.


Item 7.        Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

         4.1 Indenture between Superior Wholesale Inventory Financing Trust V (the "Trust") and the Bank of New York, as Indenture Trustee dated as of May 18, 1999

         4.2 Officer's Issuance Certificate dated as of May 18, 1999

        25.1 Supplemental Statement of Eligibility on Form T-1 of the Bank of New York as Indenture Trustee under the Indenture
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     99.1 Trust Sale and Servicing Agreement among General Motors Acceptance
          Corporation, as Servicer, Wholesale Auto Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust V, as the Issuer, dated as of May 18, 1999

     99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware as Owner Trustee, dated as of May 18, 1999

     99.3 Pooling and Servicing Agreement between General Motors Acceptance Corporation and Wholesale Auto Receivables Corporation, dated as of May 18, 1999

     99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust V, as Issuer, and General Motors Acceptance Corporation, as Administrator, and The Bank of New York, as Indenture Trustee, dated as of May 18, 1999

     99.5 Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Wholesale Auto Receivables Corporation, as Seller, dated as of May 18, 1999




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WHOLESALE AUTO RECEIVABLES CORPORATION
                                        --------------------------------------
                                                     (Registrant)
                                        s/ William F. Muir
                                        --------------------------------------
Dated:  June 9, 1999                    William F. Muir, Chairman of the Board
        -----------------------



                                        s/ John D. Finnegan
                                        --------------------------------------
Dated:  June 9, 1999                    John D. Finnegan, President and Director
        -----------------------
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                                 EXHIBIT INDEX

Exhibit             Description
-------             -----------

  4.1 Indenture between Superior Wholesale Inventory Financing Trust V (the "Trust") and the Bank of New York, as Indenture Trustee, dated as of May 18, 1999

  4.2 Officer's Issuance Certificate dated as of May 18, 1999

 25.1 Supplemental Statement of Eligibility on Form T-1 of the Bank of New York as Indenture Trustee under the Indenture

 99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Wholesale Auto Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust V, as the Issuer, dated as of May 18, 1999

 99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware as Owner Trustee, dated as of May 18, 1999

 99.3 Pooling and Servicing Agreement between General Motors Acceptance Corporation and Wholesale Auto Receivables Corporation, dated as of May 18, 1999

 99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust V, as Issuer, and General Motors Acceptance Corporation, as Administrator, and The Bank of New York, as Indenture Trustee, dated as of May 18, 1999

 99.5 Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Wholesale Auto Receivables Corporation, as Seller, dated as of May 18, 1999